Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This Second Amendment to Term Loan Agreement (this “Amendment”) is made as of this 15th day of June, 2016, among CORESITE, L.P., a Delaware limited partnership (“Parent Borrower”), ROYAL BANK OF CANADA, as Administrative Agent (the “Agent”), on behalf of itself and certain other lenders (each a “Lender” and collectively, the “Lenders”). Unless otherwise defined herein, terms defined in the Loan Agreement set forth below shall have the same meaning herein.

W I T N E S S E T H:

WHEREAS, Parent Borrower, certain Subsidiary Borrowers named therein and party thereto, the Agent and the Lenders have entered into a certain Term Loan Agreement dated as of January 31, 2014, as amended by that certain First Amendment to Term Loan Agreement dated as of June 25, 2015 (as amended and in effect, the “Loan Agreement”); and

WHEREAS, Parent Borrower has requested, and the Agent and the Lenders have agreed, to (i) release the Subsidiary Borrowers from their obligations and liabilities as Borrowers under the Loan Agreement and the other Loan Documents, (ii) remove the Subsidiary Borrowers under the Loan Agreement and the other Loan Documents as Borrowers thereunder, and (iii) cause such Subsidiaries to become guarantors of the Obligations on a joint and several basis with the REIT pursuant to that certain Amended and Restated Guaranty dated as of the date hereof; and

WHEREAS, Parent Borrower, the Subsidiary Borrowers, the Agent and the Lenders have agreed to further amend the Loan Agreement as set forth herein.

NOW, THEREFORE, the Loan Agreement is hereby amended as follows:

1.             References to Subsidiary Guarantors.  The Loan Agreement is hereby amended by deleting all references to Subsidiary Borrowers and Additional Subsidiary Borrowers thereunder, and by substituting references to Subsidiary Guarantors or Additional Subsidiary Guarantors, respectively, in their stead.

2.             References to Stender.  The Loan Agreement is hereby amended by deleting all references to Coresite Coronado Stender, L.L.C. thereunder, and by substituting Coresite Real Estate 2972 Stender, L.P. in their stead.

3.             References to Parent Borrower.  Unless as otherwise set forth herein, Sections 1, 2, 3 and 4 of the Loan Agreement are hereby amended by deleting all references to “Borrower” or “Borrowers” therein, and by substituting references to “Parent Borrower” in their stead and making such grammatical adjustments as are required, mutatis mutandis.

4.             References to Loan Parties.  Unless as otherwise set forth herein, the Loan Agreement, other than Sections 1, 2, 3, 4, 6.1(e), 12.1(a) and 12.1(b), is hereby amended by deleting all references to “Borrower” or “Borrowers” therein, and by substituting references to “Loan Party” or “Loan Parties”, as applicable, in their stead and making such grammatical adjustments as are required, mutatis mutandis.

5.             New Definitions.  The following definitions are hereby added to Section 1.1 of the Loan Agreement in the proper alphabetical location:

“Bail-In Action.  The exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

“Bail-In Legislation.  With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“Coresite 900.  See § 5.3.”

“Coresite 2901.  See § 5.3.”

“Coresite McCarthy.  See § 5.3.”

“Credit Rating.  The rating assigned by a Rating Agency to the corporate family of a Person.”

“EEA Financial Institution. (a) Any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

“EEA Member Country.  Any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

“EEA Resolution Authority.  Any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

“EU Bail-In Legislation Schedule.  The EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.”

“Guarantors.  Collectively, the REIT and the Subsidiary Guarantors.”

“Investment Grade Rating.  A Credit Rating of BBB-/Baa3/BBB- (or the equivalent) or higher from a Rating Agency.”

“Loan Parties.  Collectively, Parent Borrower and the Subsidiary Guarantors, and individually any of them.”

“Parent Borrower.  As defined in the preamble hereto.”

“Rating Agency.  Each of (i) Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), (ii) Moody’s Investor Services, Inc. (“Moody’s”), or (iii) Fitch Ratings, Inc. (“Fitch”), together with their respective successors; provided that if Parent Borrower utilizes a Credit Rating by Fitch for purposes of determining an Investment Grade Rating as set forth in this Agreement, Parent Borrower must also obtain an Investment Grade Rating from either S&P or Moody’s for purposes of determining such Investment Grade Rating.”

“Senior Notes.  Parent Borrower’s $150,000,000 aggregate principal amount of 4.19% Senior Notes due 2023, guaranteed on a senior unsecured basis by the REIT and the Subsidiary Guarantors.  For the avoidance of doubt, the Senior Notes shall rank pari passu with the Obligations under the Loan Agreement so long as all remain unsecured indebtedness.”

“Subsidiary Guarantors.  Subject to Sections 5.3 and 5.4 hereof, CoreSite Real Estate 70 Innerbelt, L.L.C., a Delaware limited liability company, CoreSite Real Estate 900 N. Alameda, L.L.C., a Delaware limited liability company, CoreSite Real Estate 2901 Coronado, L.L.C., a Delaware limited liability company, CoreSite Real Estate 1656 McCarthy, L.L.C., a Delaware limited liability company, CoreSite Real Estate 427 S. LaSalle, L.L.C., a Delaware limited liability company, CoreSite Real Estate 2972 Stender, L.P., a Delaware limited partnership, CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., a Delaware limited liability company, CoreSite Real Estate 2115 NW 22nd Street, L.L.C., a Delaware limited liability company, CoreSite One Wilshire, L.L.C., a Delaware limited liability company, CoreSite Real Estate 55 S. Market Street, L.L.C., a Delaware limited liability company.”

“Write-Down and Conversion Powers.  With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which writedown and conversion powers are described in the EU Bail-In Legislation Schedule.”

6.             Amendments to Certain Definitions.

(a)                           The definition of “Borrowers” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

(b)                           The definition of “Change of Control” in Section 1.1 of the Loan Agreement is hereby amended by deleting “thirty-five percent (35%)” in clause (a) thereof and by substituting “fifty percent (50%)” in its stead.

(c)                            The definition of “Defaulting Lender” in Section 1.1 of the Loan Agreement is hereby amended by deleting the word “or” immediately prior to clause (d) and adding “or (e) has become the subject of a Bail-In Action;” immediately after “any other state or federal regulatory authority acting in such a capacity”.

(d)                           The definition of “Development Property” in Section 1.1 of the Loan Agreement is hereby amended by deleting “For purposes of this definition, it is acknowledged and agreed that the property owned by CoreSite Coronado Stender, L.L.C. and the buildings to be developed and/or redeveloped at such property shall be deemed a “Development Property” and as portions of this become complete and a Stabilized Property, for purposes of calculation for remaining development value of Gross Asset Value, the same method of calculation shall be implemented as applied when the property owned by CoreSite Real Estate 2901 Coronado, L.L.C. became completed and a Stabilized Property.”

(e)                                  The definition of “Eligible Real Estate” in Section 1.1 of the Loan Agreement is hereby amended by deleting clauses (e) and (f) thereof in their entirety and by substituting the following in their stead:

“(e)         as to which the Agent has received all Eligible Real Estate Qualification Documents, or will receive them prior to inclusion of such Real Estate in the Unencumbered Asset Pool; and

(f)            [Reserved].”

(f)                                   The definition of “Guaranty” in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Guaranty.  That certain Amended and Restated Guaranty dated as of June 15, 2016 executed by the Guarantors in favor of the Agent and the Lenders.”

(g)                                  The definition of “Indebtedness” in Section 1.1 of the Loan Agreement is hereby amended by deleting clause (h) thereof in its entirety and by substituting the following in its stead:

“(h) all Indebtedness of other Persons which such Person has guaranteed or is otherwise recourse to such Person (except for guaranties of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, and other similar exceptions to recourse liability, and except for completion guaranties, until in any case a claim is made and an action is commenced with respect thereto, and then shall be included only to the extent of the amount of such claim), including liability of a general partner in respect of liabilities of a partnership in which it is a general partner which would constitute “Indebtedness” hereunder, any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to maintain working capital or equity capital of a Person or otherwise to maintain net worth, solvency or other financial condition of a Person, to purchase indebtedness, or to assure the owner of indebtedness against loss, including, without limitation, through an agreement to purchase property, securities, goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise;”

(h)                           The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by deleting “Borrowers” where it appears therein and by substituting “Loan Parties” in its stead.

(i)                               The definition of “Recourse Indebtedness” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its stead and inserted in appropriate alphabetical order in Section 1.l of the Loan Agreement:

“Secured Recourse Indebtedness.  As of any date of determination, any secured Indebtedness which is recourse to Parent Borrower or any of its Subsidiaries.  Secured Recourse Indebtedness shall not include Non-Recourse Indebtedness.”

(j)                              The definition of “Rent Roll” in Section 1.1 of the Loan Agreement is hereby amended by deleting “Borrowers” where it appears therein and by substituting “Loan Parties” in its stead.

(k)                           The definition of “Title Policy” in Section 1.1 of the Loan Agreement is hereby amended by deleting “Borrower” where it appears therein and by substituting “Loan Party” in its stead.

(l)                               The definition of “Unsecured Debt” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“Unsecured Debt.  Indebtedness of the REIT, Parent Borrower, the Subsidiary Guarantors or any of their respective Subsidiaries outstanding at any time which is not Secured Debt, including, without limitation, the Revolver Loans and the Senior Notes.”

7.             Amendment to Mandatory Prepayments Provisions.  Section 3.2 of the Loan Agreement is hereby amended by deleting “If at any time the outstanding principal balance of the Revolver Loans, the Loan and the Letter of Credit Liabilities”, and by substituting “If at any time the outstanding principal balance of the Revolver Loans, the Loan, the Letter of Credit Liabilities and all other Unsecured Debt” in its stead.

8.             Amendments to Unencumbered Asset Pool Provisions.

(a)                                 Section 5.1 of the Loan Agreement is hereby amended by (i) deleting “the consent of the Agent (which consent shall not be unreasonably withheld) and” and the sentence “Thereafter, the Agent shall have ten (10) Business Days from the date of the receipt of such documentation and other information to advise Parent Borrower whether the Agent consents to the acceptance of such Subsidiary Borrower Unencumbered Asset or Potential Unencumbered Asset (which consent shall not be unreasonably withheld).” in clause (a) thereof in their entirety, and (ii) by adding “or any other borrowing base or asset pool under any other Unsecured Debt” after “the Revolver Unencumbered Asset Pool” in the sixth line of clause (a) thereof.

(b)                                 Section 5.1(b) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“(b)       [Reserved].”

(c)                                  Section 5.2 of the Loan Agreement is hereby amended by adding “or any other borrowing base or asset pool under any other Unsecured Debt” after “the Revolver Unencumbered Asset Pool” in clause (f) thereof.

(d)                                 Sections 5.3 and 5.4 of the Loan Agreement are hereby deleted in their entirety and the following is substituted in their stead:

“§5.3  Additional Subsidiary Guarantors.  In the event that Real Estate of a Subsidiary of Parent Borrower is included in the Unencumbered Asset Pool in accordance with the terms hereof, Parent Borrower shall cause each such Subsidiary (and any entity having an interest in such Subsidiary of Parent Borrower) to execute and deliver to the Agent a Joinder Agreement, and such Subsidiary (and any such entity) shall become a Subsidiary Guarantor under the Guaranty.  For the avoidance of doubt, any Subsidiary or other such entity which becomes an obligor pursuant to the Existing Credit Agreement or any agreement evidencing other Unsecured Debt shall become a Subsidiary Guarantor under the Guaranty.  Each such Subsidiary shall be specifically authorized, in accordance with its respective organizational documents, to be a Guarantor under the Guaranty.  Parent Borrower shall further cause all representations, covenants and agreements in the Loan Documents with respect to Guarantors to be true and correct with respect to each such Subsidiary.  In connection with the delivery of such Joinder Agreement, Parent Borrower shall deliver to the Agent such organizational agreements, resolutions, consents, opinions and other documents and instruments as the Agent may reasonably require.  Without limiting the foregoing, each of Coresite Real Estate 1656 McCarthy, L.L.C. (“Coresite McCarthy”), Coresite Real Estate 2901 Coronado, L.L.C. (“Coresite 2901”) and Coresite Real Estate 900 N. Alameda, L.L.C. (“Coresite 900”) may transfer any Eligible Real Estate currently owned by such entities to any Subsidiary of such entities, and upon any such transfer, such Subsidiary shall become a Subsidiary Guarantor pursuant to the terms and documentation required under this Section 5.3.

§5.4  Release of Certain Subsidiary Guarantors. In the event that all Eligible Real Estate Assets owned by a Subsidiary Guarantor shall have been released from the Unencumbered Asset Pool in accordance with the terms of this Agreement and from the Revolver Unencumbered Asset Pool or any other borrowing base or asset pool under any other Unsecured Debt, as applicable, in accordance with the terms of the Existing Credit Agreement or any agreement evidencing other Unsecured Debt, as applicable, then such Subsidiary Guarantor shall be released by the Agent from liability under the Guaranty.  In addition to the foregoing, upon the transfer of any Eligible Real Estate owned by any of Coresite McCarthy, Coresite 2901 or Coresite 900 to a Subsidiary of any of such entities as provided in Section 5.3 above, upon the joinder of such Subsidiary as a Subsidiary Guarantor as provided pursuant to the terms of Section 5.3 above, Coresite McCarthy, Coresite 2901 or Coresite 900, as applicable, shall be automatically released from its obligations under the Guaranty and shall no longer be a Subsidiary Guarantor.”

9.             Amendments to Representations and Warranties.

(a)                                 Section 6.1(e) of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“To the knowledge of Parent Borrower, none of Parent Borrower, any Subsidiary Guarantor or any Affiliate of Parent Borrower:  (i) is a Sanctioned Person, (ii) has any of its asserts in Sanctioned Entities, or (iii) derives any of its operating income from investments in, or transactions with, Sanctioned Persons or Sanctioned Entities.  To the knowledge of Parent Borrower, Parent Borrower, the Subsidiary Guarantors and their respective officers, employees, directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  No Loan, use of the proceeds of any Loan, or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions.  Neither the making of the Loans nor the use of the proceeds thereof will violate the Patriot Act, the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or successor statute thereto.  Parent Borrower and its Subsidiaries are in compliance in all material respects with the Patriot Act.”

(b)                           Section 6.25 of the Loan Agreement is hereby amended by deleting the reference to “$25,000,000” therein, and by substituting the following in its stead:

“(x) any Indebtedness which is recourse to Parent Borrower or any of the Subsidiary Guarantors (including, without limitation, Secured Recourse Indebtedness) totaling in excess of $25,000,000 or (y) Non-Recourse Indebtedness of Parent Borrower or any of the Subsidiary Guarantors totaling in excess of $50,000,000”.

(c)                            Section 6.29 of the Loan Agreement is hereby amended by replacing “to be a co-borrower of the Loan” in the ninth line thereof with “to be a guarantor of the Loan”.

9A.          Amendments to Affirmative Covenants.

(a)                           Section 7.22 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and by substituting the following clause (a) in its stead:

“(a) REIT will have as its sole business purpose owning ownership interests of Parent Borrower, performing duties as the general partner of Parent Borrower, and making equity investments in such operating partnership and doing and performing any and all acts and things in service of the foregoing (including, for the avoidance of doubt, owning ownership interests in CoreSite, L.L.C.), and shall not engage in any business or activities other than those described in this §7.22(a);”

10.          Amendments to Negative Covenants.

(a)                                 Section 8.1 of the Loan Agreement is hereby amended by deleting the last paragraph thereof in its entirety and by substituting the following clauses (j) and (k) in its stead:

“(j)        the Senior Notes.

(k)         Notwithstanding anything in this Agreement to the contrary, (i) none of the Indebtedness described in §8.1(g) above shall have any of the Eligible Real Estate Assets or any interest therein or any direct or indirect ownership interest in any Subsidiary Guarantor as collateral, a borrowing base, asset pool or any similar form of credit support for such Indebtedness (provided that the foregoing shall not preclude Subsidiaries of Parent Borrower (other than a Subsidiary Guarantor) from incurring Indebtedness subject to the terms of this §8.1 or recourse to the general credit of Parent Borrower) and (ii) none of the Subsidiary Guarantors, Parent Borrower nor REIT shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (including, without limitation, pursuant to any conditional or limited guaranty or indemnity agreement creating liability with respect to usual and customary exclusions from the non-recourse limitations governing the Non-Recourse Indebtedness of any Person, or otherwise) other than Indebtedness described in §8.1(a)-(j) above.”

(b)                                 Section 8.2 of the Loan Agreement is hereby amended by (i) deleting “in relation to the Revolver Loans” in clause (a) thereof and by substituting “in relation to the Existing Credit Agreement or any agreement evidencing other Unsecured Debt, as applicable” in its stead and (ii) by adding “or any agreement evidencing other Unsecured Debt, as applicable” after “the Existing Credit Agreement” in clause (e) thereof.

(c)                                  Section 8.10 of the Loan Agreement is hereby amended by adding “or any agreement evidencing other Unsecured Debt, as applicable,” after “the Existing Credit Agreement” in the third line thereof.

11.          Amendments to Financial Covenants.

(a)                                 Section 9.1 of the Loan Agreement is hereby amended by deleting “the Revolver Loans, the Loan and the Letter of Credit Liabilities”, and by substituting “all Unsecured Debt” in its stead.

(b)                                 Section 9.4 of the Loan Agreement is hereby deleted in its entirety and the following is substituted in its stead:

“§9.4    Secured Recourse Indebtedness to Gross Asset Value.  Secured Recourse Indebtedness shall not exceed fifteen percent (15%) of Gross Asset Value; provided that, at any such time as Parent Borrower has received an Investment Grade Rating, the foregoing covenant shall be of no further force and effect and Parent Borrower shall not be required to comply therewith.”

(c)                                  Section 9.7 of the Loan Agreement is hereby amended by adding the following proviso at the end thereof:

“provided that, at any such time as Parent Borrower has received an Investment Grade Rating, the foregoing covenant shall be of no further force and effect and Parent Borrower shall not be required to comply therewith.”

12.          Amendments to Events of Default.

(a)                                 Sections 12.1(a) and (b) of the Loan Agreement are hereby amended by deleting both references to “Borrowers” therein, and by substituting references to “Parent Borrower” in their stead.

(b)                           Section 12.1 of the Loan Agreement is hereby amended by deleting clause (g) thereof in its entirety and by substituting the following in its stead:

“(g)       any of the Loan Parties shall fail to pay when due (including, without limitation, at maturity), or within any applicable period of notice and grace, any principal, interest or other amount on account of any obligation for borrowed money or credit received or other Indebtedness, or shall fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any obligation for borrowed money or credit received or other Indebtedness and the holder or holders thereof or of any obligations issued thereunder have accelerated the maturity thereof; provided that the events described in §12.1(g) shall not constitute an Event of Default unless such failure to perform, together with other failures to perform as described in §12.1(g), involve singly or in the aggregate obligations for (x) any Indebtedness which is recourse to Parent Borrower or any of the Subsidiary Guarantors (including, without limitation, Secured Recourse Indebtedness) totaling in excess of $25,000,000 or (y) Non-Recourse Indebtedness of Parent Borrower or any of the Subsidiary Guarantors totaling in excess of $50,000,000.

(c)                            Section 12.1(k) of the Loan Agreement is hereby amended by deleting “$25,000,000” in the last line thereof and by substituting “$50,000,000” in its stead.

13.          Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  The following new Section 38 is hereby added to the Loan Agreement:

“§38  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the writedown and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(i)                                     the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(ii)                                  the effects of any Bail-In Action on any such liability, including, if applicable:

(1)                                 a reduction in full or in part or cancellation of any such liability;

(2)                                 a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(3)                                 the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

14.          Release of CoreSite Coronado Stender, L.L.C.  Upon the effectiveness of this Amendment and the Guaranty executed in connection herewith, the Agent and the Lenders hereby release, without further action, CoreSite Coronado Stender, L.L.C. as a Subsidiary Borrower under the Loan Agreement and the other Loan Documents and CoreSite Real Estate 2972 Stender, L.P. is hereby added as a Subsidiary Guarantor under the same.

15.          Release of Subsidiary Borrowers.  Upon the effectiveness of this Amendment and the Guaranty executed in connection herewith, the Agent and the Lenders hereby release, without further action, each Subsidiary Borrower from all obligations and liabilities of such Person as a Borrower under the Loan Agreement and the other Loan Documents.  Each of the Subsidiary Borrowers hereby acknowledges and agrees that, to its knowledge, it has no claims of any kind or nature against the Agent, any Lender or any parents, affiliates, predecessors, successors, or assigns thereof, or their respective officers, directors, employees, attorneys, or representatives, with respect to or arising from the Loan Agreement, the other Loan Documents or the Obligations, and that if any of the Subsidiary Borrowers now has, or ever did have, any such claims against such Persons with respect to the Loan Agreement, the other Loan Documents or the Obligations, whether known or unknown, at law or in equity, on or prior to the date hereof and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Subsidiary Borrowers hereby RELEASES such Persons from any liability therefor.

16.          Representations and Warranties.  The Loan Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof (i) all representations and warranties made in the Loan Agreement and other Loan Documents remain and continue to be true and correct in all material respects, except to the extent that such representations and warranties expressly refer to an earlier date, and (ii) to the knowledge of the Loan Parties, there exists no Default or Event of Default under any of the Loan Documents.

17.          Miscellaneous.  This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Loan Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Loan Agreement, and each of the other Loan Documents to which they are a party, and further acknowledge and agree that all of the terms and conditions of the Loan Agreement and other Loan Documents to which they are a party shall remain in full force and effect, except as expressly provided in this Amendment.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

18.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

It is intended that this Amendment take effect as an instrument under seal as of the date first written above.

PARENT BORROWER:

CORESITE, L.P., a Delaware limited partnership, by its general partner, CoreSite Realty Corporation, a Maryland corporation

By:	/s/ Derek S. McCandless
	Name:	Derek S. McCandless
	Title:	Senior Vice President, Legal, Secretary, and General Counsel

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature page to Second Amendment to Term Loan Agreement

Executed Solely for the Purposes of the Waivers set forth in Section 15 hereof:

SUBSIDIARY BORROWERS:

CORESITE REAL ESTATE 70 INNERBELT, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 900 N. ALAMEDA, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 2901 CORONADO, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 1656 MCCARTHY, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 427 S. LASALLE, L.L.C., a Delaware limited liability company
CORESITE CORONADO STENDER, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 12100 SUNRISE VALLEY DRIVE L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 2115 NW 22ND STREET, L.L.C., a Delaware limited liability company
CORESITE ONE WILSHIRE, L.L.C., a Delaware limited liability company
CORESITE REAL ESTATE 55 S. MARKET STREET, L.L.C., a Delaware limited liability company

By:	/s/ Derek S. McCandless
Name:	Derek S. McCandless
Title:	Senior Vice President, Legal and Secretary

(SEAL)

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature page to Second Amendment to Term Loan Agreement

AGENT AND LENDERS:

ROYAL BANK OF CANADA, as Agent

By:	/s/ Susan Khokker
	Name:	Susan Khokher
	Title:	Manager, Agency

Royal Bank of Canada
20 King Street West, 4th Floor
Toronto, Ontario M5H 1C4
Attention: Manager, Agency Services
Facsimile: 416 842-4023

Signature page to Second Amendment to Term Loan Agreement

ROYAL BANK OF CANADA

	By:	/s/ Rina Kansagra
		Name:	Rina Kansagra
		Title:	Authorized Signatory

Royal Bank of Canada
Brookfield Place
200 Vesey Street
New York, NY 10281-8098
Attn: Manager, Loans Administration
Telephone: 877-332-7455
Facsimile: 212-428-2372

Signature page to Second Amendment to Term Loan Agreement

REGIONS BANK

	By:	/s/ Kerri L. Raines
		Name:	Kerri L. Raines
		Title:	Senior Vice President

Regions Bank
6805 Morrison Boulevard, Suite 100
Charlotte, NC 28211
Attention: Kerri Raines
Telephone: 704-362-3564
Facsimile: 704-362-3594

Signature page to Second Amendment to Term Loan Agreement

CITIBANK, N.A.

		By:	/s/ John C. Rowland
			Name:	John C. Rowland
			Title:	Vice President

Citibank, N.A.
388 Greenwich Street, 23rd floor
New York, New York 10013
Attention:	David L. Smith
Telephone:	212-816 3784
Facsimile:	866 421 9138

Signature page to Second Amendment to Term Loan Agreement

COBANK, ACB

		By:	/s/ Jacqueline Bove
			Name:	Jacqueline Bove
			Title:	Vice President

CoBank, ACB
6340 S. Fiddlers Green Circle
Greenwood Village, CO 80111
Attention:	Jacqueline Bove
Telephone:	303-740-4037
Facsimile:	303-224-2654

Signature page to Second Amendment to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Kevin A. Stacker
		Name:	Kevin A. Stacker
		Title:	Senior Vice President

Address:

Wells Fargo Bank, National Association
1800 Century Park East
Suite 1200
Los Angeles, California 90067
Attention: Kevin A. Stacker
Telephone: (310) 789-3768
Facsimile: (310) 789-3733

Signature page to Second Amendment to Term Loan Agreement

TORONTO DOMINION (TEXAS) LLC

	By:	/s/ Annie Dorval
		Name:	Annie Dorval
		Title:	Authorized Signatory

Address:

Toronto Dominion (Texas) LLC
c/o TD Securities
Royal Trust Tower, 25th Floor
77 King Street West
Toronto Ontario M5K 1A2
Attention: Shaheen Bandeali
Telephone: 416-983-1160
Facsimile: 416-983-0003

Signature page to Second Amendment to Term Loan Agreement